SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 22, 2003

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Item 5. Other Events.

On April 29, 2003, Wal-Mart Stores, Inc. (the “Company”) completed the underwritten offer and sale of $1,500,000,000 aggregate principal amount of the Company’s 4.55% Notes due 2013 (the “Notes”) pursuant to a Pricing Agreement, dated as of April 22, 2003 (the “Pricing Agreement”), by and between the Company and Lehman Brothers Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”). The Pricing Agreement incorporates by reference the terms of an Underwriting Agreement, dated as of February 18, 2003, by and between the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Notes form part of the newly created series of the Company’s 4.55% Notes Due 2013 (the “2013 Series”). The $1,500,000,000 aggregate principal amount of the Notes issued on April 29, 2003 are the only notes of the 2013 Series issued and outstanding as of the date hereof. The 2013 Series was created and established, and the terms and conditions of the 2013 Series were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of December 11, 2002, between the Company and Bank One Trust Company, NA, as Trustee (the “Indenture”). The terms of the Notes are as set forth in the Indenture, which is an exhibit to the Registration Statement on Form S-3 of the Company (Commission File No. 333-101874), and in the form of the promissory note that represents the Notes. The Notes were delivered in the form of three global notes, each in the original principal amount of $500,000,000, representing the Notes issued and sold (the “Global Notes”), which have been executed by the Company and authenticated by the Trustee. Copies of the Pricing Agreement and the Underwriting Agreement, as well as the form of the Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K is the Series Terms Certificate, as contemplated by the Indenture, which evidences the establishment of certain terms and conditions of the 2013 Series in accordance with the Indenture.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated as of April 22, 2003, between the Company and the Underwriters.

1(b)	The Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, the Underwriters.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.55% Notes Due 2013.

4(b)	Form of Global Note representing the Wal-Mart Stores, Inc. 4.55% Notes Due 2013.

5	Hughes & Luce, LLP Legality Opinion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 29, 2003

WAL-MART STORES, INC.

By:	/s/ Thomas M. Schoewe
Name: Thomas M. Schoewe Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1(a)

Pricing Agreement, dated as of April 22, 2003, between the Company and Lehman Brothers Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co., acting for themselves and as the representatives for the other underwriters named in Schedule I to the Pricing Agreement.

1(b)

The Underwriting Agreement, dated as of February 18, 2003, by and among the Company and, as to the issuance and sale of the Notes, Lehman Brothers Inc., Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and the other underwriters named in Schedule I to the Pricing Agreement.

4(a)	Series Terms Certificate for Wal-Mart Stores, Inc. 4.55% Notes Due 2013.

4(b)	Form of Global Note representing the Wal-Mart Stores, Inc. 4.55% Notes Due 2013.

5	Hughes & Luce, LLP Legality Opinion.